UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                     SCHEDULE 14A (Rule 14A-101) INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant | |

Check the appropriate box:
      | | Preliminary Proxy Statement
      | | Confidential, for Use of the Commission Only (as permitted by Rule
          14a-6(e)(2))
      |X| Definitive Proxy Statement
      | | Definitive Additional Materials
      | | Soliciting Material Pursuant to Section 240.14a-11(c) or Section
           240.14a-12

                                    000-30273
                             ----------------------
                            (Commission File Number)

                           CHESTATEE BANCSHARES, INC.
         ----------------------------------------------------------------
        (Exact name of small business issuer as specified in its Charter)

Payment of Filing Fee (Check the appropriate box):
|x|   No fee required.
| |   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1) Title of each class of securities to which transaction applies:_______
      (2) Aggregate number of securities to which transaction applies:__________
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):________
      (4) Proposed maximum aggregate value of transaction:______________________
      (5) Total fee paid:_______________________________________________________

| |   Fee paid previously with preliminary materials.
| |   Check box if any part of the fee is offset as provided by Exchange
      Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
      (1) Amount Previously Paid:_______________________________________________
      (2) Form, Schedule or Registration Statement No.:_________________________
      (3) Filing Party:_________________________________________________________
      (4) Date Filed:___________________________________________________________

                           CHESTATEE BANCSHARES, INC.
                              DAWSONVILLE, GEORGIA

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 22, 2003

         Notice is hereby given that an Annual Meeting of the Shareholders of Chestatee Bancshares, Inc. (the "Company") will be held at 5:00 p.m., EDT, on Tuesday, April 22, 2003 at the Company's main offices at 6639 Highway 53 East, Dawsonville, Georgia 30534, for the following purposes (the "Annual Meeting"):

     (1) To elect the directors nominated to serve on the Board of Directors of the Company until the 2004 Annual Meeting or until his or her successor is duly elected and qualified.

     (2) To ratify the selection of Mauldin & Jenkins, LLC as the Company's independent public accountants for fiscal year 2003.

     (3) To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

More detailed information regarding the matters to be acted upon at the Annual Meeting is contained in the proxy statement accompanying this notice.

         Only those shareholders of record of the common stock at the close of business on April 4, 2003 (the "Shareholders") are entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. Shareholders are cordially invited to attend the Annual Meeting in person. SHAREHOLDERS DESIRING TO VOTE IN PERSON MUST REGISTER AT THE MEETING WITH THE INSPECTOR OF ELECTIONS PRIOR TO COMMENCEMENT OF THE MEETING. IF YOU ARE UNABLE TO ATTEND THE MEETING IN PERSON, PLEASE EXECUTE AND DATE THE ENCLOSED FORM OF PROXY AND FORWARD IT TO THE SECRETARY OF THE COMPANY WITHOUT DELAY SO THAT YOUR SHARES MAY BE VOTED AT THE MEETING. ANY PROXY GIVEN PURSUANT TO THIS SOLICITATION MAY BE REVOKED AT ANY TIME BY NOTIFYING THE SECRETARY OF THE COMPANY IN WRITING PRIOR TO THE MEETING OR BY SUBMITTING PRIOR TO THE MEETING A SUBSTITUTE PROXY BEARING A LATER DATE.

                              By order of the Board of Directors,



                              DAVID E. JOHNSON
                              Chairman of the Board

Dawsonville, Georgia
April 8, 2003

                           CHESTATEE BANCSHARES, INC.
                              DAWSONVILLE, GEORGIA

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 22, 2003

         The undersigned hereby appoints David E. Johnson and J. Philip Hester, Sr., as proxies, each with the power to appoint his substitute, and hereby authorizes them, or either of them, to represent and vote as designated below, all the shares of common stock of Chestatee Bancshares, Inc. (the "Company") held of record by the undersigned on April 4, 2003, at an Annual Meeting of shareholders of the Company, and any adjournments thereof, to be held on April 22, 2003 at 5:00 p.m., EDT, at the main offices of the Company, located at 6639 Highway 53 East, Dawsonville, Georgia.

1.   ELECTION OF DIRECTORS.

      The Board of Directors recommends a vote FOR the following nominees: to serve a one-year term expiring in 2004:


J. Philip Hester, Sr.                           Bruce T. Howard

Ralph Millard Bowen                             David E. Johnson

Marcus C. Byrd, Jr.                             W. Alan McRae

Glennon C. Grogan                               Kim M. Mills

James H. Grogan                                 Russell M. Wallace

Andrew M. ("Jack") Head                         J. Wyman Walden



___ FOR all nominees (except names       ___ WITHHOLD AUTHORITY to
    marked to the contrary above).           vote for all nominees listed above.

IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ABOVE NOMINEES. (INSTRUCTION: To withhold authority to vote for any individual nominee, strike nominee's name in the list above).

2. The Board of Directors asks that you ratify the selection of Mauldin & Jenkins, LLC as the Company's independent public accountants for fiscal year 2003.

     ___ FOR                     ___ AGAINST                     ___ ABSTAIN

IN HIS DISCRETION, THE PROXY IS AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

         This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. Please sign exactly as name appears on your certificate. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

DATE:_____________________________          ________________________________
                                            SIGNATURE


__________________________________          ________________________________
NAME OF SHAREHOLDER                         SIGNATURE IF HELD JOINTLY


                                            ________________________________
                                            TITLE

                           CHESTATEE BANCSHARES, INC.
                              6639 HIGHWAY 53 EAST
                           DAWSONVILLE, GEORGIA 30534
                                 (706) 216-2265

                                  April 8, 2003

Dear Shareholder:

         You are cordially invited to attend the Annual Meeting of Shareholders of Chestatee Bancshares, Inc. (the "Company") which will be held at 5:00 p.m., EDT, on April 22, 2003, at the Company's main offices at 6639 Highway 53 East, Dawsonville, Georgia 30534 (the "Annual Meeting").

         The accompanying proxy statement for the Annual Meeting and form of proxy related thereto includes a description of each proposal to be considered at the Annual Meeting.

         If you are unable to attend the meeting in person, you should sign and date the enclosed proxy and forward it to the Secretary of the Company immediately so that your shares may be voted at the Annual Meeting. If you return the proxy properly completed, you may still revoke it at any time prior to the Annual Meeting by notifying the Secretary of the Company in writing or by submitting to the Inspector of Elections prior to the Annual Meeting a substitute proxy bearing a later date.

                                   Sincerely,



                                    David E. Johnson
                                    Chairman of the Board

                           CHESTATEE BANCSHARES, INC.
                              Dawsonville, Georgia

                                 PROXY STATEMENT

                                     FOR THE
                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 22, 2003

         Chestatee Bancshares, Inc., referred to in this proxy statement as the Company, is furnishing this proxy statement to holders of record of the Company's no par value voting common stock as of April 4, 2003, called the Shareholders, for the solicitation of proxies by the Board of Directors of the Company in connection with the Annual Meeting of the Shareholders of the Company to be held at 5:00 p.m., EDT, on April 22, 2003 at the Company's main offices at 6639 Highway 53 East, Dawsonville, Georgia 30534 for the following purposes:

         To elect the directors nominated to serve on the Board of Directors of the Company until the 2004 Annual Meeting or until his or her successor is duly elected and qualified.

         To ratify the selection of Mauldin & Jenkins, LLC as the Company's independent public accountants for fiscal year 2003.

         To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

IF YOU DO NOT MARK YOUR PROXY LETTER EITHER "FOR" OR "AGAINST" EACH PROPOSAL, ANY RETURNED PROXY WILL BE VOTED FOR EACH PROPOSAL. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THE PROXY WILL BE VOTED BY THE DULY APPOINTED PROXY IN HIS DISCRETION.

         The proxy statement is first sent by mail and solicitation of proxies is expected to commence on or about April 8, 2003. The cost thereof will be borne by the Company, which may include payment to persons holding shares in their names or the names of their nominees for the benefit of others, such as brokerage firms, banks, depositories, and other fiduciaries, for costs incurred in forwarding soliciting materials to their principals. Members of the management of the Company may also solicit some Shareholders in person or by telephone, telegraph or telecopy, following solicitation by this proxy statement, but will not be separately compensated for such services.

         Your execution of the enclosed proxy will not affect your right as a Shareholder to attend the Annual Meeting and vote in person. Any Shareholder has the power to revoke his or her proxy at any time before the Annual Meeting by filing with the Secretary of the Company an instrument revoking it or by submitting a substitute proxy bearing a later date.

                                 PROXY STATEMENT
                                TABLE OF CONTENTS


                                                                            PAGE

Introduction                                                                   1
History and Business of the Company and Bank                                   2
         History                                                               2
         Business                                                              3
Voting Securities and Principal Holders Thereof                                5
Securities Ownership of Management of the Company                              6
Management of the Company                                                      9
         Directors                                                             9
         Information About Meetings and Committees of the Board of Directors  11
         Executive Officers                                                   13
         Compliance with Section 16(a) of the Exchange Act                    13
         Executive Compensation                                               14
         Compensation of Directors                                            17
         Employment Agreements and Change in Control Agreements               17
         Transactions with Management                                         19
Proposal 1, Election of Directors                                             19
Proposal 2, Selection of Independent Accountants                              20
Next Annual Meeting                                                           21
Available Information                                                         21
Other Matters                                                                 22

Appendix A

--------------------------------------------------------------------------------

                                  INTRODUCTION

--------------------------------------------------------------------------------

         This proxy statement is being furnished to the Shareholders of the common stock in connection with the solicitation by the Board of Directors of the Company of proxies for use at the Annual Meeting of Shareholders of the Company to be held on April 22, 2003 at 5:00 p.m., EDT, at our main office at 6639 Highway 53 East, Dawsonville, Georgia 30534 and at any adjournments for the purposes discussed in this proxy statement.

         You may revoke at any time any proxy you give before it is voted by notifying the Secretary of the Company in writing prior to the Annual Meeting or by appearing at the meeting and requesting the right to vote in person at the meeting, without compliance with any other formalities. If the proxy is properly signed and returned by you and is not revoked, it will be voted at the Annual Meeting in the manner you specify. If you sign and return the proxy but do not specify how the proxy is to be voted, the proxy will be voted in favor of the nominees to the Board of Directors and in favor of ratifying Mauldin & Jenkins as our independent public accountants for fiscal year 2002.

         All expenses of this solicitation, including the cost of preparing and mailing the proxy statement, will be paid by the Company. In addition to the solicitation by mail, directors, officers, and regular employees of the Company may solicit proxies by telephone, telegram, or personal interview for which they will receive no compensation in addition to their regular salaries.

         This proxy statement was mailed on April 8, 2003. Only holders of record of the common stock of the Company at the close of business on April 4, 2003, called the Record Date, are entitled to notice of and to vote at the Annual Meeting of Shareholders or any adjournments thereof. On that date, the Company had issued and outstanding 3,100,000 shares of the common stock, which constitutes its only class of voting securities, with each share entitled to one vote, held by approximately 1,200 Shareholders.

         The purposes of the Annual Meeting are to consider and vote upon the following proposals:

         To elect the directors nominated to serve on the Board of Directors of the Company until the 2004 Annual Meeting or until his or her successor is duly elected and qualified.

         To ratify the selection of Mauldin & Jenkins, LLC as the Company's independent public accountants for fiscal year 2003.

         To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

         A majority of the outstanding shares of the common stock represented in person or by proxy at the Annual Meeting of Shareholders will constitute a quorum for purposes of the transaction of business at the Annual Meeting. If a quorum is present at the Annual Meeting, then the Shareholders may transact business at the Annual Meeting notwithstanding the withdrawal of Shareholders leaving less than a quorum. If a quorum is not present to organize the Annual Meeting, then the Shareholders present may adjourn by adoption and approval of a motion the Annual Meeting to such time and place as they may determine. However, no action may be taken by the Shareholders to consummate any business upon any subsequent reconvening of the Annual Meeting until such time as a quorum is present. Moreover, approval of each proposal requires the affirmative vote by the holders of at least a majority (more than 50%) of the shares of our common stock entitled to vote at and present at the Annual Meeting of Shareholders. Management selected the slate of nominees for election to the Board of Directors to serve until the annual meeting of the Company in the 2004 calendar year. The Board of Directors has approved the selection of Mauldin & Jenkins, LLC as the Company's independent public accountants for fiscal year 2003. Shareholders have no rights of appraisal or similar rights of dissenters with respect to any matter to be acted upon.

         The enclosed proxy, if properly executed, duly returned and not revoked, will be voted in accordance with the instructions contained therein. If no instructions are given, properly executed and returned proxies will be voted in favor of each proposal.


--------------------------------------------------------------------------------

       HISTORY AND BUSINESS OF THE COMPANY, THE BANK AND THE SUBSIDIARIES

--------------------------------------------------------------------------------

HISTORY
-------

         The Company is a bank holding company incorporated October 13, 1999 under the laws of the State of Georgia. The Company was formed for the principal purpose of acquiring Chestatee State Bank, referred to as the Bank, a state banking institution chartered under the laws of the State of Georgia on December 31, 1997. We acquired all of the issued and outstanding shares of common stock, $5.00 par value of the Bank in a Plan of Reorganization effective March 31, 2000. As a result of this transaction, the former shareholders of the Bank became the shareholders of the Company, and the Bank became a wholly-owned subsidiary of the Company.

         The Company formed Chestatee Financial Services, Inc., or Chestatee Financial, on November 13, 2000, which began doing business in the first quarter of 2001. We also formed Chestatee Residential Mortgage, or Chestatee Mortgage, on March 7, 2001, which began doing business in the second quarter of 2001. The information presented regarding the Company includes the Company, the Bank, Chestatee Financial and Chestatee Mortgage on a consolidated basis unless we expressly state otherwise.

BUSINESS
--------

         The assets of the Company consist primarily of our ownership of the capital stock of the Bank, Chestatee Financial and Chestatee Mortgage. The Company is authorized to engage in any activity permitted by law to a corporation, subject to applicable federal and state regulatory restrictions on the activities of bank holding companies. This structure provides us with greater flexibility than permitted to the Bank, affording the Company opportunities to expand and diversify our business activities. While management has no present plans to engage in any other business activities, we may, from time to time, study the feasibility of establishing or acquiring subsidiaries to engage in other business activities to the extent permitted by law.

         The Bank operates a full-service banking business and engages in a broad range of commercial banking activities, including accepting customary types of demand and timed deposits, making individual, consumer, commercial, and installment loans, money transfers, safe deposit services, and making investments in U. S. government and municipal services to meet the banking needs of individuals, small- to medium-sized businesses, and farmers. The Bank does not offer trust services.

         The Bank performs banking services customary for a full service bank of similar size and character. These services include the furnishing of personal and commercial checking accounts, other demand and time deposit accounts, and the extension of personal and commercial loans and lines of credit. The principal business of the Bank is to attract and accept deposits from the public and to make loans and other investments. The principal sources of funds for the Bank's loans and investments are demand, time, savings, and other deposits, including negotiable order of withdrawal or NOW accounts, installment payments and prepayments on loans granted, sales to other lenders or institutions of loans or participation in loans; fees paid by other lenders or institutions for servicing loans sold by the Bank to it; and borrowings.

         The principal sources of income for the Bank are interest and fees collected on loans, including fees received for servicing loans sold to other lenders or institutions and, to a lesser extent, interest and dividends collected on other investments. The principal expenses of the Bank include interest paid on savings and other deposits, including NOW accounts, interest paid on borrowings by the Bank, employee compensation, office expenses; and other overhead expenses.

         The Bank is authorized to make both secured and unsecured commercial and consumer loans to individuals, partnerships, corporations and other entities. The Bank's lending business consists principally of making secured real estate loans, including residential and commercial construction loans, and primary and secondary mortgage loans for the acquisition or improvement of personal residences. In addition, the Bank makes consumer loans to individuals and commercial loans to small and medium-sized businesses and professional concerns.

         The Bank's loan approval policies provide for various levels of officer lending authority. When the aggregate outstanding loans to a single borrower exceeds that individual officer's lending authority, the loan request must be considered and approved by an officer with a higher lending limit or by the officers' loan committee. Individual officers' lending limits range from $10,000 to $250,000, depending on security, seniority and the type of loan. The president and chief lending officer have a joint lending limit of $500,000. The directors' loan committee, which consists of the president and six outside directors, has a lending limit of $1,000,000. Loans above $1,000,000 require approval by the majority of the full Board of Directors.

         The Bank has a continuous loan review procedure involving multiple officers of the Bank which is designed to promote early identification of credit quality problems. All loan officers are charged with the responsibility of rating their loans and reviewing those loans on a periodic basis, the frequency of which increases as the quality of the loan deteriorates.

         The Bank offers a variety of deposit programs to individuals and to small to medium-sized businesses and other organizations at interest rates generally consistent with local market conditions. The Bank is authorized to accept and pay interest on deposits from individuals, corporations, partnerships and any other type of legal entity, including fiduciaries, such as private trusts. Qualified deposits are insured by the FDIC in an amount up to $100,000.

         The data processing work of the Bank is processed with the Intercept Group f/k/a Provesa, Inc. of Thomson, Georgia. The Bank issues credit cards. The Bank also offers its customers a variety of checking and savings accounts. The installment loan department makes both direct consumer loans and also purchases retail installment contracts from sellers of consumer goods.

         The Bank principally serves the residents of Dawsonville and Dawson County. Dawson County has grown approximately 70% since the 1990 U.S. census according to Census Bureau statistics. The number of residents in Dawson County in 1990 was about 9,500 persons. The number of residents in Dawson County had swelled to nearly 16,000 by 2000. Dawsonville and Dawson County have a diverse commerce, including retail, manufacturing, service and farming sector economies. Dawsonville also serves as the county seat for Dawson County, Georgia, with a significant number of residents employed in government. Dawsonville, located approximately 15 miles north of Cumming, Georgia and 22 miles west of Gainesville, Georgia, is situated in the center of the development corridor extending north from Atlanta between Interstate 75 and Interstate 85. The Bank also serves the adjacent counties of Cherokee, Forsyth, Gilmer, Hall, Lumpkin and Pickens.

         As of December 31, 2002, the Bank has a correspondent relationship with The Bankers Bank of Atlanta, Georgia. The correspondent bank provides certain services to the Bank, such as investing its excess funds, processing checks and other items, buying and selling federal funds, handling money fund transfers and exchanges, shipping coins and currency, providing security and safekeeping of funds and other valuable items, handling loan participation and furnishing management investment advice on the Bank's securities portfolio.

         Chestatee Financial renders securities brokerage and investment advisory services, and offers insurance and annuity products. All services and solicitations are provided by an independent contractor through affiliates of Mass Mutual and the subsidiary engages no employees.

         Chestatee Mortgage provides mortgage lending and mortgage origination services. The subsidiary has partnered with Guaranty First Mortgage, LLC and Shelter Mortgage Corporation, furnishing services and making solicitations through Guaranty Mortgage Services, LLC. All services are provided by independent contractors engaged by Guaranty Mortgage Services. Guaranty Mortgage Services obtains commitments from secondary mortgage purchasers, originates mortgage loans on terms corresponding to such commitments and generates fee income to supplement their interest income. No mortgage loans are held by the Bank or by Chestatee Mortgage for resale nor are any loans held for mortgage servicing.

         The Company's principal place of business is located at 6639 Highway 53 East, Dawsonville, Dawson County, Georgia. The Bank has conducted its general banking business since opening on May 15, 1998, from its main office located at 6639 Highway 53 East, Dawsonville, Dawson County, Georgia. The Bank has two full-service branches: one located in downtown Dawsonville at 86 Highway 53 West, Dawsonville, Dawson County, Georgia; and a second located in Pickens County, Georgia at 34 Holcombe Way, Marblehill, Georgia. The Bank has closed its full service branch in the Ingle's Supermarket and the branch providing loan production services only in Lumpkin County. Chestatee Financial and Chestatee Mortgage conduct their respective businesses at 6639 Highway 53 East, Dawsonville, Dawson County, Georgia. A third full-service branch will open May 1, 2003 in Forsyth County, located at 2675 Freedom Parkway, Cumming, Georgia 30041.


--------------------------------------------------------------------------------

                 VOTING SECURITIES AND PRINCIPAL OWNERS THEREOF

--------------------------------------------------------------------------------

         The Company is authorized by its articles of incorporation to issue 10,000,000 shares of no par value voting common stock and up to 10,000,000 shares of no par value non-voting common stock. Of the 10,000,000 shares of the voting common stock, 3,100,000 are issued and outstanding to approximately 1,200 holders of record as of the Record Date. There are no shares of the non-voting common stock issued or outstanding. Each share of the common stock is entitled to one vote. Abstentions and broker-non-votes by Shareholders represented in person or by proxy will be excluded from the total number of shares cast even if otherwise present and entitled to vote at the Annual Meeting. Consequently, in the case of action on any proposal in which a quorum is present, the action will be approved if the number of votes cast in favor of the proposal exceed the number of votes cast against the proposal.

         To the knowledge of the Company, only one person owns more than 5% of the common stock. David E. Johnson owns approximately 5.69% of the common stock as of March 31, 2003. Mr. Johnson is a director of the Company and its subsidiaries. See "SECURITIES OWNERSHIP OF MANAGEMENT OF THE COMPANY" below.

         There is no established trading market for our common stock and we have no market maker for our common stock. With the exception of the public offering of 1,200,000 shares by the Company in three separate offering beginning in October 2001 and ending in March 2003, the common stock is only traded infrequently in private transactions. Therefore, we have no substantial reliable information available as to trades of the common stock or as to the prices at which our common stock is traded. Further, we have no reason to expect that an established trading market will develop in our common stock.

         The Company is not generally made aware of the number of shares of our common stock traded or the prices at which such shares have traded by our shareholders. Management has reviewed the limited information available as to the ranges at which our common stock has been sold by our shareholders. The following table sets forth the estimated price range for sales of our common stock for each quarter of the last two fiscal years, after adjustment to reflect the two-for-one share split of our common stock, based on limited available information.

        YEAR              NUMBER OF SHARES TRADED        HIGH SELLING PRICE         LOW SELLING PRICE
        ----              -----------------------        ------------------         -----------------
2001
    First Quarter                 N/A                          N/A                          N/A
    Second Quarter               2,000                       $10.00                       $10.00
    Third Quarter               11,070                       $10.00                        $8.00
    Fourth Quarter              375,000                      $10.00                       $10.00

2002
    First Quarter               225,000                      $10.00                       $10.00
    Second Quarter              350,000                      $10.00                       $10.00
    Third Quarter                 N/A                         N/A                           N/A
    Fourth Quarter              75,690                       $10.00                       $10.00

         According to information available to us, the above table includes trades between family members with respect to 400 shares during the year ended December 31, 2001. The Company is not aware of trades between family members during the year ended December 31, 2002. The data regarding the common stock is provided for information purposes only and should not be viewed as indicative of the actual or market value of our common stock. As of March 31, 2003, the Company had 3,100,000 shares of its voting common stock held by approximately 1,200 shareholders of record.


--------------------------------------------------------------------------------

                SECURITIES OWNERSHIP OF MANAGEMENT OF THE COMPANY

--------------------------------------------------------------------------------

         The following table sets forth information with respect to the beneficial ownership, as of March 31, 2003, of shares of common stock by:

     o    each of the Company's directors,

     o    the Company's named executive officers,

     o each person known by the Company to be the beneficial owner of more than five percent of the Company's outstanding Common Stock, and

     o all directors and executive officers of the Company as a group, and the percentage of the outstanding shares of Common Stock represented thereby.

Except as noted below, the Company believes that each of the persons listed has sole investment and voting power with respect to the shares included in the table.


Name and Address                   Amount and Nature of
of Beneficial Owner                Beneficial Ownership         Percent of Class
-------------------                --------------------         ----------------

Ralph Millard Bowen                      128,196 (1)                  4.14%
5072 Bristol Industrial Way
Buford, Georgia  30518

Marcus C. Byrd, Jr.                      136,192 (2)                  4.39%
1661 Highway 9 South
Dawsonville, Georgia  30534

James M. Curry                             5,000 (3)                  0.16%
312 Point Olympus Drive
Gainesville, Georgia  30506

Glennon C. Grogan                         78,126 (4)                  2.52%
6060 Jewell Bennett Road
Dawsonville, Georgia  30534

James H. Grogan                           81,206 (5)                  2.62%
4215 Dahlonega Highway
Cumming, Georgia  30130

Andrew M. ("Jack") Head                  118,646 (6)                  3.83%
2928 Ridgewood Road
Atlanta, Georgia  30327

J. Philip Hester, Sr.                     76,763 (7)                  2.49%
32 Lakeshore Circle
Dawsonville, Georgia  30534

----------

1 Includes 17,000 shares available upon exercise of his options but excludes 20,000 shares owned by Mr. Bowen's spouse, 3,000 shares owned each by Mr. Bowen's two adult daughters, and 2,000 shares owned each by Mr. Bowen's three adult sons and another daughter, for which he disclaims beneficial ownership

2 Includes 17,000 shares available upon exercise of his options and 20,000 shares held in trust by Mr. Byrd in his individual retirement account and 7,092 shares held by an affiliate, Byrd Howard Properties. The figure excludes 2,000 shares owned by Mr. Byrd's spouse for which he disclaims beneficial ownership, but includes 2,100 shares held as custodian for his son and daughter.

3  Mr. Curry's shares are available upon exercise of his options.


4 Includes 17,000 shares available upon exercise of his options but excludes 415 shares owned jointly by Mr. Grogan and his son, and 415 shares owned jointly by Mr. Grogan and his daughter.

5 Includes 17,000 shares available upon exercise of his options and 3,000 shares owned jointly by Mr. Grogan and his spouse.

6 Includes 17,000 shares available upon exercise of his options and 200 shares owned by his son but excludes 2,000 shares owned by Mr. Head's spouse and 200 shares owned each by his two adult daughters, for which Mr. Head disclaims beneficial ownership.

Name and Address                   Amount and Nature of
of Beneficial Owner                Beneficial Ownership         Percent of Class
-------------------                --------------------         ----------------

Bruce T. Howard                          110,092 (8)                  3.55%
5120 Christopher Hollow
Alpharetta, Georgia  30004

David E. Johnson                         176,446 (9)                  5.69%
260 Gold Leaf Terrace
Dawsonville, Georgia  30534

W. Alan McRae                            100,946 (10)                 3.26%
499 Johnson Ferry Road
Atlanta, Georgia  30328

Deborah F. McLeod                          1,600                      0.05%
33 Sheep Wallow Road
Dahlonega, Georgia  30533

Kim M. Mills                              41,446 (11)                 1.34%
57 Brights Way
Dawsonville, Georgia  30534

J. Wyman Walden                           48,196 (12)                 1.55%
262 Jack Walker Road
Dahlonega, Georgia  30533

Russell M. Wallace                       154,196                      4.97%
77 Old River Road
Dahlonega, Georgia  30533

All executives officers and directors  1,257,051                     40.55%
as a group (14 persons)

----------
7   Includes 44,000 shares available upon exercise of his options as well as
29,870 shares held in an individual retirement account for his benefit and 2,063 shares held jointly with Mr. Hester's spouse.

8   Includes 17,000 shares available upon exercise of his options as well as
50,000 shares held jointly with his spouse, 36,000 shares held as custodian for the benefit of his minor children and 7,092 shares held by an affiliate, Byrd Howard Properties.

9   Includes 17,000 shares available upon exercise of his options as well as
88,000 shares held in an individual retirement account.

10 Includes 17,000 shares available upon exercise of his options as well as 12,500 shares held in the McRae and Stolz Money Purchase Pension Plan.

11 Includes 17,000 shares available upon exercise of his options, 1,050 shares held jointly with a family member, and 1,000 shares owned by his minor daughter but excludes 1,000 shares owned each by Ms. Mills' two adult daughters, for which Ms. Mills disclaims beneficial ownership.

12 Includes 17,000 shares available upon exercise of his options but excludes 200 shares owned by Mr. Walden's adult daughter for which he disclaims beneficial ownership.

Each of the persons listed in the above table has the right to acquire beneficial ownership of shares of the Company as provided by footnote within sixty days of December 31, 2002, such shares included in his beneficial ownership pursuant to Rule 13d-3(d)(1) of the Securities Exchange Act of 1934 (the "1934 Act").


--------------------------------------------------------------------------------

                            MANAGEMENT OF THE COMPANY

--------------------------------------------------------------------------------

         The discussion below sets forth for each director and executive officer; the name of each director of the Company; the year he was first elected a director; a description of his position and offices with the Company (other than as a director), if any; a brief description of his principal occupation and business experience during at least the last five years; and certain other information. Except as disclosed, there are no family relationships between any directors or executive officers of the Company, and no director is a member of the board of directors of a publicly held company which is required to file reports with the Commission. These directors will serve until the Annual Meeting of the Shareholders and until their successors are duly elected and qualified. The executive officers will serve until the Board of Directors elects new executive officers and until their successors are duly elected and qualified.

DIRECTORS
---------

         Ralph Millard Bowen, born April 6, 1942, is the owner of Bowen & Bowen Construction. He is a member of the Board of Directors of the Georgia Housing Financial Authority and the Georgia Department of Community Affairs. He is a principal of several real estate related business entities. He attended the University of Georgia and Reinhardt College. Mr. Bowen has served as a director of the Company and its subsidiaries since their inception.

         Marcus Calvin Byrd, Jr., born June 1, 1953, is owner of Byrd's Mini-Storage and Byrd's U-Haul and Byrd's Intent Land Fill, Inc. He is a member of the Executive Board of the Boy Scouts of America. Mr. Byrd has served as a director of the Company and its subsidiaries since their inception.

         Glennon C. Grogan, born July 20, 1939, is President of Grogan & Co., Inc. (25% owner) engaged in commercial sanitation services and sawdust sales. He is the Secretary/Treasurer of Etowah Environment Group, Inc. (50% owner) involved in waste management. He is a principal of several real estate ventures. Mr. Grogan has served as a director of the Company and its subsidiaries since their inception. Mr. Grogan's brother, James H. Grogan, also serves as a director of the Company and its subsidiaries.

         James H. Grogan, born July 1, 1943, is Corporate Secretary/Treasurer of Grogan & Co., Inc. (50% owner) engaged in commercial sanitation services and sawdust sales. He is the President of Etowah Environmental Group, Inc. (50% owner) engaged in waste management. He is a principal of several real estate ventures. Mr. Grogan has served as a director of the Company and its subsidiaries since their inception. Mr. Grogan's brother, Glennon C. Grogan, is also a director of the Company and its subsidiaries.

         Andrew M. ("Jack") Head, born May 22, 1953, is the past Chairman and Chief Executive Officer of Head Distributing Company (wholesale groceries). Mr. Head is in an advisory capacity with Fleming Company and is involved as an owner or director or both in the wholesale lumber and restaurant franchise businesses. He is a graduate of the University of Georgia. Mr. Head has served as a director of the Company and its subsidiaries since their inception.

         John Philip Hester, Sr., born January 23, 1953, is the President and Chief Executive Officer of the Bank, Chestatee Financial and Chestatee Mortgage in addition to serving as a member of the Board of Directors. He served as President, Chief Executive Officer, and Director of the Waycross Company & Trust from 1987 to 1990 and has been engaged in the Banking business in various capacities since 1975. He was President, Chief Executive Officer, and Director of the First Community Bank of Dawsonville until his resignation to participate in organization of the Company. He is a graduate of the University of Georgia and has completed courses at the School of Banking of the South (Louisiana State University) and the University of Oklahoma Commercial Lending School. Mr. Hester has served as a director of the Company and its subsidiaries since their inception.

         Bruce Todd Howard, born March 17, 1967, is President of BTH Investment and is the President and co-owner of The Lumber Depot d/b/a Coal Mountain Builders Supply. He is a member of the Gilmer County Homebuilders Association. Mr. Howard has served as a director of the Company and its subsidiaries since their inception.

         David E. Johnson, born May 9, 1942, is President and owner of Sleeveco, Inc. (manufacturer of plastic packaging materials), which was a finalist in "Georgia Family Business of the Year 2002." Mr. Johnson has served as a director of the Company and its subsidiaries since their inception. Mr. Johnson was the 2001 Businessman of the Year for Dawson County. In 2002, Mr. Johnson was elected as Chairman of the Board of Directors to succeed Mr. Wallace.

         William Alan McRae, born July 22, 1952, is an owner of McRae & Stolz, Inc., a real estate development firm. He received his undergraduate degree from the University of Georgia and a masters degree from the University of Tennessee. Mr. McRae has served as a director of the Company and its subsidiaries since their inception.

         Kim M. Mills, born February 11, 1962, is the principal of Mills Fuel Service, Inc. He is a member of the Dawson County Rotary Club. Mr. Mills has served as a director since December 1998.

         James Wyman Walden, born January 6, 1948, is co-owner of C&W Ace Hardware, Inc. He is a member of the Board of Directors of the Dahlonega Rotary Club and he was the 1996 Chairman of the Dahlonega Lumpkin County Chamber of Commerce. Mr. Walden has served as a director of the Company and the Bank since their inception.

         Russell M. Wallace, born June 3, 1954, is a founding partner of The Wallace Investment Group, LLC, Tri-Vista Development Group, LLC, and Wallace Landscape Group, LLC. He is President of The Cupboard, LLC. He is a member of the Dahlonega Baptist Church, Dawson County Historical Society, Dawson County Council of the Arts and serves on the Board of Directors of Georgia Racing Hall of Fame. He attended the University of Georgia. Mr. Wallace resigned as Chairman of the Board of Directors of the Company and the Bank in 2002 but continues to serve as a director of the Company and its subsidiaries as he has since their inception.

         During the previous five years, no director of the Company was the subject of a legal proceeding (as defined below) that is material to an evaluation of the ability or integrity of the Director. "Legal proceeding" includes:

     o any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of bankruptcy or within two years prior to that time;

     o any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

     o any order, judgment or decree of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; and

     o any finding by a court of competent jurisdiction (in a civil action), the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, such judgment having not been reversed, suspended or vacated.

No director is a party in a material proceeding adverse to the interests of the Company or its subsidiaries.

INFORMATION ABOUT MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
-------------------------------------------------------------------

         The Board of Directors holds regularly scheduled meetings monthly and annual meetings are called from time to time as needed. Twelve meetings of the Company's Board of Directors were held during the last full fiscal year. All directors during the last full fiscal year attended at least 75% of the aggregate of the total number of meetings of the Board of Directors held during that time and meetings of the committees of which that director was a member. The Company has established a number of committees to assist it in the discharge of its duties, including an audit committee and a compensation committee. However, the Company has not established a nominating committee.

         The Audit Committee is generally responsible for reviewing the financial statements and audit reports of the Company's independent auditors, in serving as liaison with those independent auditors on behalf of the Company, and discussing the audit function and results of the audit with the Board of Directors. The Audit Committee met five times in 2002.

         The Audit Committee operates pursuant to a Charter approved by the Company's Board of Directors. The Audit Committee Charter sets out the responsibilities, authority and specific duties of the Audit Committee. The Charter specifies, among other things, the structure and membership requirements of the Audit Committee, as well as the relationship of the Audit Committee to the independent accountants, the internal audit department, and management of the Company. A copy of the Charter is included with this Proxy Statement at Appendix A.

         The Audit Committee consists of Messrs. G. Grogan, Head, McRae, Howard and Walden as well as Deborah F. McLeod, the Company's Chief Financial Officer. Ms. McLeod is the only audit committee financial expert serving on the Audit Committee. As an employee of the Company, Ms. McLeod is not independent as that term is used in Item 7(d)(3)(iv) of Schedule 14A under the 1934 Act. An audit committee financial expert means a person who has (i) an understanding of generally accepted accounting principles and financial statements, (ii) the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves, (iii) experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant's financial statements, or experience actively supervising one or more persons engaged in such activities, (iv) an understanding of internal controls and procedures for financial reporting, and
(v) an understanding of audit committee functions. Such person shall have acquired such attributes through (i) education and experience as a principal financial officer, principal accounting officer, controller, public accountant or auditor or experience in one or more positions that involve the performance of similar functions, (ii) experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor or person performing similar functions, (iii) experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements, or (iv) other relevant experience. Ms. McLeod's relevant experience is described below. The Board of Directors has concluded that, with the exception of Ms. McLeod who serves as an officer of the Company, no member of the Audit Committee has a relationship which, in the opinion of the Board of Directors, would interfere with the exercise of his independent judgment in carrying out the responsibilities of a director within the meaning of Rule 4200(a)(15) of the Nasdaq Market Rules.

         The Company's Audit Committee has issued the following report with respect to the audited financial statements of the Company for the fiscal year ended December 31, 2002:

     o The Audit Committee has reviewed and discussed with the Company's management the Company's fiscal 2002 audited financial statements;

     o The Audit Committee has discussed with the Company's independent auditors, Mauldin & Jenkins, LLC, the matters required to be discussed by Statement on Auditing Standards No. 61;

     o The Audit Committee has received the written disclosures and letter from the independent auditors required by Independence Standards Board No. 1 (which relates to the auditors' independence from the Company and its related entities) and has discussed with the auditors their independence from the Company; and

     o Based on the review and discussions referred to in the three items above, the Audit Committee recommended to the Board of Directors that the fiscal 2002 audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2002.

         The Compensation Committee is composed of Messrs. Wallace, Head and McRae. That committee, which met two times in 2002, reviews and evaluates the compensation policy of the Company, including bonuses, option grants, and director compensation.

EXECUTIVE OFFICERS
------------------

         John Philip Hester, Sr., (see paragraph in preceding section regarding directors). Mr. Hester has served as the President and Chief Executive Officer of the Company and its subsidiaries since their inception.

         James M. Curry, born November 2, 1962, serves as Executive Vice-President of the Bank. Mr. Curry previously was employed by SunTrust Bank, N.A. from 1985 until joining the Bank in December 2001. He attended the University of Georgia and has completed courses at the School of Banking of the South (Louisiana State University).

         Deborah F. McLeod, born July 23, 1959, serves as Senior Vice-President and Chief Financial Officer of the Company and its subsidiaries. Ms. McLeod previously was employed by Citizens Bank of Forsyth, from December 17, 2001 until joining the Company in June 2002. Prior to that time, Ms. McLeod was employed by B B & T following its acquisition of Century South since August 1990. She graduated from North Georgia College in 1990.

         During the previous five years, no executive officer of the Company or its subsidiaries was the subject of a legal proceeding (as defined above) that is material to an evaluation of the ability or integrity of the executive officer. No executive officer is a party in a material proceeding adverse to the interests of the Company or its subsidiaries.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT
-------------------------------------------------

         Based solely upon a review of Forms 3, 4 and 5, and amendments thereto, furnished to the Company pursuant to Rule 16a-3(d) during the year ended December 31, 2002, no person, who at any time during the year was a director or executive officer of the Company failed to file on a timely basis reports required by Section 16(a) of the Exchange Act.

EXECUTIVE COMPENSATION
----------------------

         The following table sets forth the cash and cash equivalent forms of compensation received by the chief executive officer of the Company and its named executive officers (in excess of $100,000) in the fiscal year ended December 31, 2002, and all cash and cash equivalent forms of compensation received by the chief executive officer and all named executive officers of the Company as a group.

                                                               SUMMARY COMPENSATION TABLE
                                                                                                           LONG-TERM COMPENSATION

                                                                                                            AWARDS       PAYOUTS
  (a)                       (b)        (c)          (d)            (e)              (f)           (g)        (h)           (i)

NAME AND                                                       OTHER ANNUAL      RESTRICTED      OPTION     LTIP          OTHER
PRINCIPAL POSITION         YEAR       SALARY        BONUS      COMPENSATION     STOCK AWARDS      SARs      PAYOUTS    COMPENSATION

J. Philip Hester, Sr.      2002     $ 150,525      $ 6,272           -               -                -         -      $ 45,249 (13)
CEO, President,            2001     $ 143,325      $ 5,972           -               -           42,000         -      $ 18,302 (14)
Director                   2000     $ 136,500      $ 5,688           -               -            8,000         -      $ 61,633 (15)

James M. Curry             2002     $ 100,000      $ 4,167           -               -           15,000         -      $ 15,417
Executive VP               2001          N/A       $ N/A           N/A             N/A             N/A        N/A           N/A
                           2000          N/A       $ N/A           N/A             N/A             N/A        N/A           N/A

----------
13     The Company has accrued a deferred compensation expense under the defined contribution plan totaling $12,960, accrued a bonus totaling $27,847, and an automobile allowance totaling $2,938 and contributed to its 401(k) plan for eligible employees $4,442 for Mr. Hester during the fiscal year ended December 31, 2002. The Company has accrued a bonus totaling $15,417 and $10,406 for Mr. Curry and Ms. McLeod, respectively.

14     The Company has accrued a deferred compensation expense under the defined contribution plan totaling $3,240, a bonus totaling $7,500, and an automobile allowance totaling $2,938 and contributed to its 401(k) plan for eligible employees $4,624 for Mr. Hester during the fiscal year ended December 31, 2001.

15     The Company has accrued a bonus totaling $54,600 and an automobile allowance totaling $2,938 and contributed to its 401(k) plan for eligible employees $4,095 for Mr. Hester during the fiscal year ended December 31, 2000.

                                                            SUMMARY COMPENSATION TABLE (cont'd)

                                                                                                            LONG-TERM COMPENSATION

                                                                                                             AWARDS        PAYOUTS
    (a)                    (b)         (c)          (d)             (e)            (f)              (g)       (h)            (i)

NAME AND                                                       OTHER ANNUAL     RESTRICTED        OPTION     LTIP           OTHER
PRINCIPAL POSITION        YEAR       SALARY        BONUS       COMPENSATION     STOCK AWARDS       SARs      PAYOUTS    COMPENSATION

Deborah F. McLeod         2002     $ 100,000       $4,167             -               -          10,000          -       $ 10,406
CFO, Senior VP            2001          N/A        $ N/A            N/A             N/A             N/A       N/A            N/A
                          2000          N/A        $ N/A            N/A             N/A             N/A       N/A            N/A

         The following table sets forth the individual grants of stock options made during the last fiscal year to each named executive officer.

                                            OPTIONS/SAR GRANTS IN LAST FISCAL YEAR

                           NUMBER OF                   PERCENT OF TOTAL
                           SECURITIES UNDERLYING       OPTIONS/SARs GRANTED                           EXPIRATION
NAME                       OPTIONS/SARs GRANTED        IN FISCAL YEAR           EXERCISE PRICE        DATE


James M. Curry                  15,000                        37%                   $10.00             1/1/12

Deborah F. McLeod               10,000                        24%                   $10.00            7/16/12

COMPENSATION OF DIRECTORS
-------------------------

         The Company and the Bank pay each director $300 for each Board of Directors meeting attended. Members of the various committees are also paid $50 each month for their service on the committee (except for the members of the Loan Committee who are each paid $150 each month for their service). The directors are also entitled to participate in the 2000 Non-Employee Stock Option Plan approved by our shareholders at our last annual meeting. Directors may also be reimbursed from time to time for expenses related to service as a member of the Board of Directors.

         The directors are also entitled to participate in the 2000 Non-Employee Stock Option Plan approved by our shareholders at our last annual meeting. The Non-Employee Plan was adopted by the Board of Directors of the Company at its meeting on October 17, 2000 and became effective when approved by the affirmative vote of a majority of the shares of the common stock represented at the Annual Meeting of Shareholders on April 17, 2001. The Non-Employee Plan terminates automatically 10 years after its adoption by the Board of Directors and may be terminated on any earlier date at the discretion of the Board of Directors. The Company has authorized and reserved for issuance upon the exercise of options pursuant to the Non-Employee Plan an aggregate of 200,000 shares of common stock. If any option is canceled, expires or terminates without the respective director exercising it in full, options with respect to those unpurchased shares of common stock may be granted to that same director or to another eligible individual or individuals under the terms of this Non-Employee Plan.

         Each director (other than Mr. Hester, an employee of the Company and its subsidiaries) was granted an option to acquire 15,000 shares of our common stock in the year ended December 31, 2000 and 1,000 shares of our common stock each in the years ended December 31, 2001 and December 31, 2002. The options granted in 2000 have an exercise price of $8.00 per share and can be exercised at any time prior to October 17, 2010. The options granted in 2001 and 2002 have an exercise price of $10.00 per share and can be exercised at any time prior to January 1, 2011 and 2012, respectively. No director has as yet exercised his option. In addition, each director will be granted as of the first business day of each calendar year after December 31, 2002 an option to purchase an additional 1,000 shares of our common stock at an exercise price of no less than the average market price of the common stock on the date of the grant and exercisable within 10 years from the date of the grant.

EMPLOYMENT AGREEMENTS AND CHANGE IN CONTROL AGREEMENTS
------------------------------------------------------

         J. Philip Hester, Sr., President and Chief Executive Officer, as well as a director, of the Company, the Bank, Chestatee Financial and Chestatee Mortgage, entered into an Amended and Restated Employment Agreement with the Bank effective September 17, 2001 for a term ending December 31, 2004, with automatic renewals of one year each absent termination for death, disability, cause, termination without cause or voluntary resignation. Mr. Hester's base salary from the effective date is $143,325, increasing 5% annually beginning January 1, 2002. In addition to the base salary, Mr. Hester will receive a performance bonus based upon a criteria established by the Compensation Committee of the Board of Directors during the last calendar quarter of each fiscal year for the subsequent year. The Board of Directors approved retirement benefits for Mr. Hester funded through the purchase of life insurance policies on his life. The balance of the policy cash surrender values included in other assets at December 31, 2002 is $628,910 and the income recognized on the policies amounted to $30,549 for the year ended December 31, 2002. The deferred compensation liability was $16,200 and expense recognized was $12,960 at and for the year ended December 31, 2002. Mr. Hester is also entitled to certain additional benefits, including an automobile allowance, a $1 million term life insurance policy, annual paid vacation, healthcare insurance and disability insurance

         As a condition of employment, Mr. Hester was required to purchase at least 10,000 shares of the Bank's common stock. The shares were converted to shares of the Company by virtue of the merger of the Company and the Bank on March 31, 2000. Mr. Hester was granted an option to purchase 42,000 shares of our common stock. The exercise price of the options is $8 per share, the fair market value per share of our common stock at the time the options were granted, payable in cash. The option expires ten years after the date earned. As of December 31, 2002, Mr. Hester had already earned options to acquire up to 16,000 shares of the common stock under his original employment agreement after giving effect to the two-for-one stock split in October 2000. A liability and an expense of $33,760 was recorded for the year ended December 31, 2001 to reflect the difference between the grant price of the options and the fair value of our common stock. These options have a weighted-average exercise price of $4.89 and expire in ten years. The weighted-average fair value of the options earned was $7.00.

         The Amended and Restated Employment Agreement contains a provision for a change in control of the Company or the Bank. In such event, Mr. Hester will be entitled to receive his base salary for the remainder of the term but not less than 18 months. There is a change in control for purposes of the agreement if either any person or group acting in concert acquires 50% or more of the outstanding shares of our common stock or we sell substantially all of our assets.

         Mr. Curry entered into an employment agreement with the Bank effective December 31, 2001. The initial term of the agreement runs through December 31, 2004, with automatic renewals of one year each absent termination for death, disability, cause, termination without cause or voluntary resignation through December 31, 2009. Mr. Curry was initially paid a base salary at inception of $100,000 annually, that salary to be increased annually by five percent commencing January 1, 2003. In addition, Mr. Curry is entitled to receive a performance bonus of up to twenty percent each year based upon a formula established annually by the Compensation Committee and subject to satisfactory CAMEL ratings. In addition to his salary and customary benefits, Mr. Curry was granted an option to acquire up to 15,000 shares of the Company's common stock, vesting one third annually beginning January 1, 2003.

         Ms. McLeod entered into an employment agreement with the Bank effective July 1, 2002. The initial term of the agreement runs through December 31, 2004, with automatic renewals of one year each absent termination for death, disability, cause, termination without cause or voluntary resignation through December 31, 2009. Ms. McLeod is paid a base salary at inception of $100,000 annually, that salary to be increased annually by five percent commencing January 1, 2003. In addition, Ms. McLeod is entitled to receive a performance bonus of up to twenty percent each year based upon a formula established annually by the Compensation Committee and subject to satisfactory CAMEL ratings. In addition to her salary and customary benefits, Ms. McLeod was granted an option to acquire up to 10,000 shares of the Company's common stock, vesting one third annually beginning July 1, 2003.

TRANSACTIONS WITH MANAGEMENT
----------------------------

         The Company has had and expects to have in the future banking transactions in the ordinary course of its business with its directors, principal officers, principal shareholders, certain relatives of such persons, and their associates including corporations, partnerships, and other organizations in which such directors and officers have an interest, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with unrelated parties. Such transactions have not involved more than the normal risk of collectibility or presented other unfavorable features.

         As of December 31, 2002, we had outstanding loans to certain of our directors, executive officers and relatives of such persons and their associates, which aggregated approximately $16,051,000. This represented approximately 79% of our $20,219,000 equity capital accounts. The Company entered into a lease agreement for the lease of facilities for the Bank with BDR Enterprises, Inc., an entity owned by Mr. Wallace, in November 2000. The lease payments total approximately $46,000 annually. That lease expired in February 2002 and was not renewed. The Bank has also entered an agreement for the lease of facilities adjacent to the Bank with CSB Partners, LLP, an entity owned by all of our directors. The lease payments total approximately $40,500 annually. The initial term expires in December 2003. We have not otherwise transacted within the previous two years, nor do we expect to transact in the immediate future, any business with any director, principal officer, or principal shareholder which exceeds 10% of our equity capital accounts or $5 million, whichever is less.


--------------------------------------------------------------------------------

                                   PROPOSAL 1

--------------------------------------------------------------------------------
                      ELECTION OF DIRECTORS OF THE COMPANY


         Each of the following persons has been nominated for election to the Board of Directors of the Company to serve until the annual meeting of the Company in the 2004 calendar year.


J. Philip Hester, Sr.                           James H. Grogan

Ralph Millard Bowen                             Andrew M. ("Jack") Head

Marcus C. Byrd, Jr.                             Bruce T. Howard

Glennon C. Grogan                               David E. Johnson

W. Alan McRae                                   Russell M. Wallace

Kim M. Mills                                    J. Wyman Walden


Each of the nominees presently serves on the Board of Directors of the Company. Information about each of the nominees is presented in the section entitled "MANAGEMENT OF THE COMPANY" above.

         If a nominee should be unable to accept election as a director, which is not expected, the proxies may be voted with the discretionary authority of each person serving as a proxy. The election of a director requires the affirmative vote of a plurality of the votes cast by the shares of the common stock entitled to vote at the Annual Meeting.


--------------------------------------------------------------------------------

                                   PROPOSAL 2

--------------------------------------------------------------------------------
                      SELECTION OF INDEPENDENT ACCOUNTANTS


         The Board of Directors has selected Mauldin & Jenkins, LLC as the Company's independent public accountants for the year ended December 31, 2003. Although not required by law, the selection is being submitted to the Shareholders of the Company as a matter of corporate policy for their approval. Mauldin & Jenkins, LLC has audited the financial statements of the Company since its inception in 1999 and has audited the financial statements of the Bank since its inception in 1997. Neither the Company nor the Bank have had disagreements with its independent auditors, Mauldin & Jenkins, LLC to date. It is anticipated that a representative of Mauldin & Jenkins, LLC will be present at the Annual Meeting and, if present, such representative will have an opportunity to make a statement if desired and will be available to respond to appropriate questions from Shareholders.

         The ratification of the selection of the independent accountants requires the affirmative vote of the holders of a majority of the shares of the common stock present or represented and voting at the Annual Meeting. In the unlikely event the Company dismissed Mauldin & Jenkins, LLC or Mauldin & Jenkins, LLC withdraws as the independent public accountants for the year ended December 31, 2003, then the Board of Directors shall appoint a new independent accountant to serve until the next annual meeting of the Shareholders.

         The following fees were paid to Mauldin & Jenkins, LLC for services rendered during the year ended December 31, 2002:

     o Audit Fees. $26,000 for services rendered for the audit of our financial statements and reviews of the financial statements included in our Form 10-QSB and Form 10-KSB.

     o Financial Information Systems Design and Implementation Fees. No fees were paid for services rendered in connection with the design or implementation of hardware or software systems that aggregate source data underlying the financial statements or generate information that is significant to the financial statements taken as a whole.

     o All Other Fees. $5,000 for other services rendered for non-audit services. Non-audit services include fees for tax planning and advice, as well as tax return preparation.

The Audit Committee considered whether the provision of non-audit services by Mauldin & Jenkins, LLC is compatible with maintaining Mauldin & Jenkins, LLC's independence.

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                               NEXT ANNUAL MEETING

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         The next annual meeting of the Company is expected to be held April 27,
2004. Shareholders wishing to submit proposals for inclusion in the proxy statement for the next annual meeting of shareholders of the Company must submit their proposals no later than December 29, 2003.



--------------------------------------------------------------------------------

                              AVAILABLE INFORMATION

--------------------------------------------------------------------------------


         The Company has filed this proxy statement with the Commission, in accordance with the Exchange Act with respect to the Annual Meeting. In addition, reports and other information filed with the Commission pursuant to
Section 15(d) of the Exchange Act are available for inspection and copy at the public reference facilities maintained by the Commission in Washington, D.C. and at certain of its regional offices at the addresses furnished in the preceding paragraph. Copies of such material can be obtained from the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.

         The Company has furnished to its annual report to security holders (the "Annual Report") for the period ended December 31, 2002, filed on an integrated basis on Form 10-KSB, which contains the Consolidated Financial Report and Notes Thereto for that year. AN ADDITIONAL COPY OF THE ANNUAL REPORT WILL BE PROMPTLY FURNISHED, WITHOUT CHARGE, TO ANY SHAREHOLDER REQUESTING A COPY OF SAME. REQUESTS FOR AN ADDITIONAL COPY OF THAT ANNUAL REPORT SHOULD BE ADDRESSED TO CHESTATEE BANCSHARES, INC., 6639 HIGHWAY 53 EAST, DAWSONVILLE, GEORGIA 30534;
ATTENTION: DEBORAH F. MCLEOD.

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                                  OTHER MATTERS

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         The management of the Company knows of no other matters which may be brought before the meeting. However, if any matter other than the proposed Reorganization or matters incident thereto should properly come before the meeting, the persons named in the enclosed proxy will vote such proxy in accordance with their judgment on such matters. No director has informed the Company that he intends to oppose any recommended action as specified in this proxy statement.





                                               DAVID E. JOHNSON
                                               Chairman of the Board

                                   Appendix A

                             Audit Committee Charter

                           CHESTATEE BANCSHARES, INC.
                         CHARTER FOR THE AUDIT COMMITTEE

                                    OBJECTIVE
                                    ---------

The objective for the Audit Committee is to assist the full Board of Directors in fulfilling its fiduciary responsibilities. To that end, members of the Audit Committee should evaluate the Company's compliance with laws, regulations, policies and procedures, and determine that the Company has adequate administrative, operating and internal accounting controls. In addition, the Audit Committee should seek to give reasonable assurance regarding the integrity of financial and other data based on bank activities, used by the Board of Directors, the Federal Reserve, Federal Deposit Insurance Corporation and Georgia Department of Banking and Finance, bank staff, customers, the public and our shareholders. The Audit Committee shall assist the Board in fulfilling its oversight responsibilities by reviewing the financial information which will be provided to the shareholders and others, the systems of internal controls which Management and the Board have established, and the audit process. The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent public auditors as well as anyone in the organization. The Audit Committee is able to retain counsel at its discretion without prior permission of our Board or Management.

                                RESPONSIBILITIES
                                ----------------

     o Review and reassess the Audit Committee Charter on an annual basis. Submit the charter to the Board for approval and have the document published at least once every three years in accordance with Securities and Exchange Commission regulations.
     o Provide an open avenue of communication between the independent public auditors, Management, the internal auditors, and the Board.
     o Review our annual audited financial statements prior to filing or distribution. Review should include discussion with Management and independent public auditors of significant issues regarding accounting principles, practices, and judgments.
     o Review and discuss with Management and the independent public auditors our quarterly financial results prior to the release of earnings and/or our quarterly financial statements prior to filing if possible or soon thereafter.
     o Recommend to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-KSB for each fiscal year.
     o Discuss any significant changes to our accounting principles and any items required to be communicated by the independent public auditors in accordance with Statement of Auditing Standards (SAS) No. 61.
     o Receive the written disclosures and letter from the independent auditors required by Independence Standards Board No. 1 (which relates to the auditors' independence from the Company and its related entities) and discuss with the auditors their independence from the Company.

     o Review with Management and the independent public auditors: the scope of services required by the audit, significant accounting policies, and audit conclusions regarding significant accounting estimates; their assessments of the adequacy of internal controls, and the resolution of identified material weaknesses and reportable conditions in internal controls, including the prevention or detection of Management override or compromise of the internal control system; and our compliance with laws and regulations.
     o Review the regular internal audit reports to Management prepared by the our internal audit function and Management's response.
     o The independent public auditors are ultimately accountable to the Audit Committee and the Board. The Audit Committee shall review the independence of the independent public auditors.
     o On an annual basis, the Committee should review and discuss with the independent public auditors all significant relationships they have with the Company that could impair the auditor's independence and objectivity.
     o Discuss with Management the selection and termination of the independent public auditors and any significant disagreements between the independent public auditors and Management.
     o Approve the fees and other significant compensation to be paid to the independent public auditors.
     o Prior to releasing the year-end earnings, discuss the results of the audit with the independent public auditors, determining matters required to be communicated to and addressed by the Audit Committees in accordance with Association of Certified Public Accountant Statement of Auditing Standards.
     o Consider the independent public auditors' judgments about the quality not just the acceptability of our accounting principles as applied in its financial reporting.
     o    Oversee of the internal audit function.
     o Annually prepare a report to shareholders as required by the Securities and Exchange Commission to be included in our annual proxy statement.
     o Perform any other activities consistent with this Charter, our Bylaws, and governing law, as the Committee or the Board deems necessary or appropriate.
     o Periodically report to the Board on significant results of the foregoing activities.

                              COMMITTEE MEMBERSHIP
                              --------------------

The Audit Committee shall consist of at least three and no more than five directors, all of whom will be outside directors, and our principal accounting officer. All members of the Board of Directors serving on the Audit Committee must be independent, free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment. All Audit Committee members shall have a basic understanding of finance and accounting, and be or become financially literate (able to read and understand fundamental financial statements), and at least one member of the Audit Committee shall have accounting or related financial Management expertise. In determining the membership of the Audit Committee, the Board of Directors should provide for continuity of service, independence and experience actively supervising persons engaged in evaluating financial statements comparable to the breadth and complexity of issues that can reasonably be expected to be raised by our financial statements.

                               COMMITTEE MEETINGS
                               ------------------

The Audit Committee shall meet at least four times annually with the internal audit function. The Audit Committee shall meet in executive session with both representatives of the internal audit function and the independent public auditors at least annually. Comprehensive, written minutes shall be prepared for each meeting. The minutes shall include acknowledgement of receipt of audit reports, a discussion of the audit report findings, and ratification of recommendations. The Audit Committee shall make reports to the full Board on a no less than quarterly basis.

                                      OTHER
                                      -----

The Charter of the Audit Committee shall be reviewed and approved at least annually by the Audit Committee and Board of Directors, respectively.